SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934.

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REAL ESTATE REFERRAL CENTER INC.
(Exact name of Registrant as specified in its charter)

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REAL ESTATE REFERRAL CENTER INC.
279 Midpark Way SE, Suite 102
Calgary, Alberta T2X 1M2
(403) 615-8917

February 6, 2009

INFORMATION STATEMENT
INTRODUCTION

Dear Stockholder:

     This Information Statement (the “Information Statement”) is furnished by the Board of Directors of Real Estate Referral Center Inc., a Nevada corporation (the “Company”, or “us”), to the stockholders of record of the Company at the close of business on February 5, 2009 (the “Record Date”) to notify such stockholders of the following:

1.	Lance Ayers is hereby elected as the sole member of the Board of Directors of the Company.

     Noel Noel, Ltd., a corporation owned and controlled by Jamie Hunter, currently owns 71.80% of the Company's total outstanding shares of common stock, has approved, by written consent, the above-described action. Therefore, all required corporate approvals for these actions have been obtained. This Information Statement is furnished solely for the purpose of informing stockholders of these corporate actions in the manner required by Rule 14c-2 under the Securities Exchange Act of 1934.

     The attached Information Statement is being circulated to provide you with notice that Noel Noel, Ltd. who holds a majority of the voting power of the Company’s common stock has, by written consent, approved of the election of Mr. Ayers to the Board of Directors. No other persons will be nominated or elected to the Board of Directors. No further vote or action by the Company’s stockholders is required. Pursuant to Rule 14c2(b) under the Securities Exchange Act of 1934, as amended, the amendment to the Certificate of Incorporation will be implemented until twenty (20) days after the date this Information Statement is mailed to the Company’s stockholders.

     This Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the election of Mr. Ayers to the Board of Directors.

By Order of the Board of Directors,

LANCE AYERS
Lance Ayers, President

Ashington, Northumberland, United Kingdom

Real Estate Referral Center Inc.
279 Midpark Way SE, Suite 102
Calgary, Alberta T2X 1M2
(403) 615-8917

PURPOSE OF INFORMATION STATEMENT

     This Information Statement (the “Information Statement”) is being mailed on or about February 6, 2009, to holders of record of common stock of Real Estate Referral Center Inc., a Nevada corporation (the “Company,” or “us”), at the close of business on February 5, 2009 (the “Record Date”). This Information Statement is being sent to you for informational purposes only. No action is required or requested on your part.

     This Information Statement is being furnished by our Board of Directors to provide stockholders with information concerning the annual election of our Board of Directors. The Board of Directors has nominated one person to serve as the sole member of the Board of Directors for the ensuing year. That person is Lance Ayers.

RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on the Record Date were entitled to notice of the information disclosed in this Information Statement. As of the Record Date, the Company had one series of common stock, par value $0.00001 per share, outstanding. On the Record Date, 6,964,000 validly issued shares of our common stock were issued and outstanding and held of record by approximately 55 registered stockholders. Noel Noel, Ltd. owns 5,000,000 shares of the 6,964,000 shares of common stock outstanding.

STOCKHOLDERS' RIGHTS

     The elimination of the need for an annual meeting of the stockholders to approve the actions described in this Information Statement is authorized by Section 78.320(2) of the Nevada General Corporation Law (the “NGCL”). Section 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding an annual meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of the Company, we chose to obtain the written consent of a majority of the Company's voting power to approve the actions described in this Information Statement.

     The actions described in this Information Statement cannot be taken until at least twenty days after this Information Statement has first been sent or given to the Company's stockholders.

DISSENTERS' RIGHTS

     The NGCL does not provide for dissenters' rights in connection with any of the actions described in this Information Statement, and we will not provide stockholders with any such right independently.

PREFERRED SHAREHOLDERS

     We are authorized to issue 100,000,000 shares of preferred stock with a par value of $0.00001 per share. The terms of the preferred shares are at the discretion of the board of directors. Currently no preferred shares are issued and outstanding.

EXPENSES

     The costs of preparing, printing and mailing this Information Statement will be borne by us.

STOCKHOLDERS SHARING AN ADDRESS

     We will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

ELECTION OF LANCE AYERS AS THE SOLE MEMBER
OF THE BOARD OF DIRECTORS

     On February 2, 2009, our Board of Directors unanimously approved and recommended that the shareholders approve election of Lance Ayers as our sole member of the Board of Directors. On February 2, 2009, Noel Noel, Ltd. (the “Majority Stockholder”) approved the election of Lance Ayers as the sole member of the Board of Directors.

CONSENT REQUIRED

     Approval of the election of Mr. Ayers required the consent of the holders of a majority of the outstanding shares of our common stock, as of the Record Date. Noel Noel, Ltd. (the “Majority Stockholder”) who owns 5,000,000 shares of the Company’s common stock or approximately 71.80% of the total outstanding shares of common stock as of the Record Date, has given its consent to the election of Lance Ayers as the Company’s sole director. Noel Noel, Ltd. is owned and controlled by Jamie Hunter. Noel Noel, Ltd. has executed a written consent in favor of the action. Action was taken pursuant to Nevada Revised Statutes 78.320 which provides that such action which might be taken at a meeting of shareholders may be taken without a meeting if a record thereof be made in writing and signed by persons owning an majority of the voting power. We did not solicit shareholders or participate in the action by the majority shareholders to elect Mr. Ayers as our sole director. Accordingly, we did not have to comply with Section 14A of the Securities Exchange Act of 1934 relating to the solicitation of proxies. We do not intend to seek additional stockholder approval prior to the effectiveness of this action. This Information Statement is being mailed to you solely for your information. We are not providing you with a proxy and you are not requested to send a proxy.

ADDITIONAL AVAILABLE INFORMATION

     We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.

BOARD MEETINGS, COMMITTEES, COMPENSATION AND INDEPENDENCE

Board Meetings and Committees

     During fiscal year ended February 29, 2008, our Board of Directors did not hold any meetings, but took actions by unanimous consent on a number of occasions.

     On January 19, 2009, Mr. Ayers was appointed as our president, principal executive officer, secretary and a director.

     On January 21, 2009, Lisa McIntosh resigned as our principal financial officer, principal accounting officer, treasurer and a member of the board of directors.

     On January 21, 2009, Bruce McIntosh resigned as our secretary and member of the board of directors.

     On January 21, 2009, Mr. Ayers was appointed secretary, treasurer, principal financial officer and principal accounting officer.

Audit Committee

     The Audit Committee consists of all of our directors. None of our directors are or were independent as defined by the National Association of Securities Dealers Marketplace Rules. We have no audit committee financial expert. We do not have an audit committee financial expert because we believe the cost related to retaining a financial expert at this time is prohibitive. Further, we believe the services of a financial expert are not warranted at this time.

     The Audit Committee generally has responsibility for appointing, overseeing, and determining the compensation of our independent certified public accountants, reviewing the plan and scope of the accountant’s audit, reviewing our audit and control functions, approving all permitted non-audit services provided by our independent certified public accountants, and reporting to our full Board of Directors regarding all of the foregoing. The Audit Committee communicates with the independent certified public accountants in connection with its review and approval of (i) the unaudited financials for inclusion in our quarterly reports and (ii) the annual audited financial statements for inclusion in our Annual Report on Form 10-K. The Audit Committee also provides our Board of Directors with such additional information and material as it may deem necessary to make our Board of Directors aware of significant financial matters that require its attention. Additionally, the Audit Committee considers any related party transactions between the Company or any of its subsidiaries and any director, officer or the majority shareholder of the Company. The Audit Committee’s goals and responsibilities are set forth in a written Audit Committee Charter. The Audit Committee did not hold any meetings and took no action during the year ended February 29, 2009 or thereafter.

Disclosure Committee

     We have a disclosure committee and disclosure committee charter. Our disclosure committee is comprised of all of our officers and directors. The purpose of the committee is to provide assistance to the Principal Executive Officer and the Principal Financial Officer in fulfilling their responsibilities regarding the identification and disclosure of material information about us and the accuracy, completeness and timeliness of our financial reports. Our disclosure committee did not meet in 2008

Compensation Committee

     We do not have a compensation committee.

Nominations to the Board of Directors

     The Company believes that it is appropriate for the Company not to have a standing nominating committee or committee performing similar functions because it is appropriate for the full board to consider and make such director nominations, with the approval of a majority of the independent directors.

     Director nominees may be identified by the Board of Directors through current board members, officers, shareholders or other persons. Any shareholder desiring to submit a nomination to the Board of Directors should send the recommendation in writing, together with appropriate background and contact information, to the Secretary of the Company at the address of the Company’s principal executive offices set forth previously. The Board of Directors has not established formal minimum qualifications for a director nominee and evaluates any nominee on a case-by-case basis.

Relationships

     Jamie Hunter is the owner of Noel Noel, Ltd. which owns 5,000,000 shares of our common stock or 71.80% of the total outstanding shares of the Company. Mr. Hunter exercises dispositive and voting control over the shares of common stock owned by Noel Noel, Ltd.

DIRECTORS, EXECUTIVE DIRECTORS, PROMOTERS AND CONTROL PERSONS;
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Each of our officers and directors will serve until their respective successor is elected and qualified. Our officers are elected by the board of directors to a term of one (1) year and serve until their successor is duly elected and qualified, or until they are removed from office.

The name, age and position of our present director and executive officers are set forth below:

Name	Age	Position(s)

Lance Ayers	_____	President, Principal Executive Officer, Secretary,
87 Station Road		Treasurer, Principal Financial Officer, Principal
Ashington, Northumberland		Accounting Officer, and sole member of the Board of
United Kingdom NE63 8RS		Directors

     Mr. Ayers held several positions specializing in the area of purchasing, marketing, retail development and product procurement. From March of 1997 to May of 2005, Mr. Ayers was a Purchasing Manager for Dallas based Synapse Micro Inc., a wholesale supplier of consumer electronics and computer peripherals. Prior to his work with Synapse Micro, Mr. Ayers worked in the purchasing department for Grand Prairie based Parsons International, specializing in international product procurement. In September of 2005, Mr. Ayers founded Windgrid, Inc., a private developmental stage wind technology and energy company based in Plano, TX. Mr. Ayers continues to serve as the President and sole Director of that company.

     During the past five years, Mr. Ayers has not been the subject of the following events:

     1. Any bankruptcy petition filed by or against any business of which Mr. Ayers was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

     2. Any conviction in a criminal proceeding or being subject to a pending criminal proceeding.

     3. An order, judgment, or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Mr. Ayers’s involvement in any type of business, securities or banking activities.

     4. Found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Future Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Code of Ethics

     We have adopted a code of ethics. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

Section 16(a) Beneficial Ownership Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, or written representations that no other reports were required, and to the best of our knowledge, we believe that Lisa McIntosh and Bruce McIntosh failed to file Forms 3s when the Company registered its shares of common stock under Section 12(g) of the Securities Exchange Act of 1934 and failed to file Form 4s upon the sale of their shares of common stock to Noel Noel, Ltd. Mr. Ayers and Noel Noel, Ltd. have not filed their Form 3s, but will do so shortly.

Director Independence and Board Committees

     Mr. Ayers, our sole director, will not be independent based upon other offices he holds with the Company.

Compensation Committee Interlocks and Insider Participation

     No interlocking relationship exists between our board of directors and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

     To date, we have not paid any of our officers or directors any compensation. Accordingly, we have no compensation policies. Compensation arrangements and policies for these directors and officers will be established by our Board of Directors.

     We do not currently have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

Executive Compensation

     No cash or equity-based compensation has been paid to any of our officers since inception on December 23, 2005. We anticipate paying salaries in 2009. We do not know how much the salaries will be.

     The following sets forth compensation paid to each of our executive officers in each of our last three fiscal years ended the last day of February.

Executive Officer Compensation Table
						Non-	Nonqualified
						Equity	Deferred	All
						Incentive	Compensa-	Other
				Stock	Option	Plan	tion	Compen-
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	sation	Total
Principal Position	Year	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Lance Ayers	2008	0	0	0	0	0	0	0	0
Principal Executive Officer 2007		0	0	0	0	0	0	0	0
	2006	0	0	0	0	0	0	0	0

Lisa McIntosh	2008	0	0	0	0	0	0	0	0
Former President	2007	0	0	0	0	0	0	0	0
(resigned 1-19-09)	2006	0	0	0	0	0	0	0	0

Bruce McIntosh	2008	0	0	0	0	0	0	0	0
Former Secretary	2007	0	0	0	0	0	0	0	0
(resigned 1-21-09)	2006	0	0	0	0	0	0	0	0

Employment Agreements

     We have not entered into employment agreements with any of our executive officers. We anticipate that we may enter into employment agreements with our new officers as they are appointed.

Compensation of Directors

     No cash or equity-based compensation has been paid to any of our directors since inception on December 23, 2005. The following sets forth compensation paid to each of our directors in the last fiscal year ended February 29, 2008.

Director's Compensation Table
	Fees
	Earned				Nonqualified
	or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Lance Ayers	2008	0	0	0	0	0	0

Lisa McIntosh	2008	0	0	0	0	0	0
(resigned)

Bruce McIntosh	2008	0	0	0	0	0	0
(resigned)

Pension Benefits and Compensation Plans

     We do not have any pension benefits or compensation plans.

Potential Payments Upon Termination or Change-in-Control

     SEC regulations state that we must disclose information regarding agreements, plans or arrangements that provide for payments or benefits to our executive officers in connection with any termination of employment or change in control of the company. We currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer's responsibilities following a change-in-control.

AUDIT COMMITTEE REPORT

     For the fiscal year ended February 29, 2008, the Audit Committee operated under a written charter adopted by our Board of Directors. The Audit Committee members are comprised of all of the members of the Board of Directors and their responsibilities and functions are not intended to duplicate or to certify the activities of management and the independent certified public accountants. Currently, the Board of Directors is comprised on one person. That person is Lance Ayers. Prior to his appointment to the Board of Directors, our board was comprised of Lisa McIntosh and Bruce McIntosh. Both Ms. McIntosh and Mr. McIntosh have resigned their board positions. The Audit Committee oversees our financial reporting process on behalf of our Board of Directors. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls.

     During the fiscal year ended February 29, 2008, the Audit Committee did not meet. The Audit Committee has not met since our fiscal year ended February 29, 2008.

     We do not have an audit committee financial expert. We do not have an audit committee financial expert because we believe the cost related to retaining a financial expert at this time is prohibitive. Further, because we have no operations, at the present time, we believe the services of a financial expert are not warranted.

     The report of the Audit Committee shall not be deemed to be “soliciting material” or to be filed with the Commission, nor shall this information be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Acts”), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     On January 19, 2009, Lisa and Bruce McIntosh each sold 2,500,000 restricted shares of our common stock, a total of 5,000,000 restricted shares of our common stock, owned by them to Noel Noel, Ltd. 87 Station Road, Ashington, Northumberland NE63 8RS, United Kingdom. The foregoing 5,000,000 shares of common stock constituted 71.90% of the our total outstanding shares and all of our shares owned by Lisa and Bruce McIntosh. Prior to the transfer, Lisa and Bruce McIntosh each owned 2,500,000 shares of common stock. After the sale aforesaid, Lisa McIntosh and Bruce McIntosh did not own any of our shares of common stock. Prior to the foregoing transaction, Noel Noel, Ltd did not own any of our shares of common stock. After the sale aforesaid, Noel Noel, Ltd. owned 5,000,000 restricted shares of our common stock which constituted 71.90% of our total outstanding shares of common stock. Noel Noel, Ltd. paid Lisa and Bruce McIntosh $150,000 for the 5,000,000 shares of common stock. Noel Noel, Ltd used a certified check to pay for the shares common stock. The source of the funds to acquire Lisa and Bruce McIntosh’s shares of common stock was the personal funds of Jamie Hunter, the owner and Chief Executive Officer of Noel Noel, Ltd.

     There are no arrangements or understandings among members of both the former and new control group and their associates with respect to the election of directors or other matters.

     We are not aware of any arrangements, including any pledge by any person of our securities, the operation of which at a subsequent date will result in a change of our control.

     We currently have one class of securities subject to reporting pursuant to Section 13 of the Securities Exchange Act of 1934. That class of securities is our common stock. Currently, we have 6,964,000 shares of common stock outstanding. We have authorized capital of 100,000,000 shares of common stock, par value $0.00001 per share and 100,000,000 shares of preferred stock, par value $0.00001 per share. There are no issued and outstanding shares of preferred stock. The preferred shares are not listed for trading anywhere and the class of preferred shares is not registered with the Securities and Exchange Commission.

     The following table sets forth, immediately prior to the foregoing transaction, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares. The stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares.

	Direct Amount of	Percent
Name of Beneficial Owner	Beneficial Owner	of Class
Lisa McIntosh	2,500,000	35.90%
60 Mount Kidd Point SE
Calgary, Alberta T2Z 3C5

Bruce McIntosh	2,500,000	35.90%
164 Chaparral Circle
Calgary, Alberta T2X 3M2

All officers and directors as	5,000,000	71.80%
a group (2 Individuals)

     The following table sets forth, immediately after to the foregoing transaction, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares. The stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares unless otherwise noted.

	Direct Amount of	Percent
Name of Beneficial Owner	Beneficial Owner	of Class
Lance Ayers	0	0.00%
87 Station Road
Ashington, Northumberland NE63 8RS
United Kingdom

All officers and directors as	0	0.00%
a group (1 Individual)

Noel Noel, Ltd. (1)	5,000,000	71.80%
87 Station Road
Ashington, Northumberland NE63 8RS
United Kingdom

(1)	Jamie Hunter exercises voting and dispositive control over the shares of common stock owned by Noel Noel, Ltd.

The following is a description of our securities:

Common Stock

     Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.00001 per share. The holders of our common stock:

*	have equal ratable rights to dividends from funds legally available if and when declared by our board of directors;
*	are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;
*	do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and
*	are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

     All shares of common stock now outstanding are fully paid for and non-assessable. We refer you to our Articles of Incorporation, Bylaws and the applicable statutes of the State of Nevada for a more complete description of the rights and liabilities of holders of our securities.

Non-cumulative voting

     Holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors. Noel Noel, Ltd. currently owns 71.80% of the total outstanding shares of our common stock and can elect all of our board members.

Cash dividends

     As of the date of this report, we have not paid any cash dividends to stockholders. The declaration of any future cash dividend will be at the discretion of our board of directors and will depend upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Preferred stock

     We are authorized to issue 100,000,000 shares of preferred stock with a par value of $0.00001 per share. The terms of the preferred shares are at the discretion of the board of directors. Currently no preferred shares are issued and outstanding.

Anti-takeover provisions

     There are no Nevada anti-takeover provisions that may have the affect of delaying or preventing a change in control.

Reports

     We file reports with the SEC pursuant to Section 13 of the Securities Exchange Act of 1934. The reports are filed electronically. You may review our reports at the SEC website at: www.sec.gov.

Stock transfer agent

     Our stock transfer agent is Securities Stock Transfer Company, 2591 Dallas Parkway, Suite 102, Frisco Texas 75034. Its telephone number is (972) 963-0001.

INDEPENDENT AUDITORS

     Manning Elliott, LLP audited the Company’s consolidated financial statements for the fiscal year ended February 29, 2008. The Audit Committee has recommended that Manning Elliott LLP be retained to audit our financial statements for the fiscal year ending February 28, 2009.

Fees

     The following presents fees for professional services rendered by the independent registered public accounting firm for the audit of the Company’s annual financial statements, fees for audit-related services, tax services and all other services.

(1) Audit Fees

     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for our audit of annual financial statements and review of financial statements included in our Form 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years was:

2008	$14,231	Manning Elliott LLP, Chartered Accountants
2007	$7,600	Manning Elliott LLP, Chartered Accountants

(2) Audit-Related Fees

     The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported in the preceding paragraph:

2008	$-0-	Manning Elliott LLP, Chartered Accountants
2007	$-0-	Manning Elliott LLP, Chartered Accountants

(3) Tax Fees

     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was:

2008	$-0-	Manning Elliott LLP, Chartered Accountants
2007	$-0-	Manning Elliott LLP, Chartered Accountants

(4) All Other Fees

     The aggregate fees billed in each of the last two fiscal yeas for the products and services provided by the principal accountant, other than the services reported in paragraphs (1), (2), and (3) was:

2008	$-0-	Manning Elliott LLP, Chartered Accountants
2007	$-0-	Manning Elliott LLP, Chartered Accountants

(5)    Our audit committee's pre-approval policies and procedures described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X were that the audit committee pre-approve all accounting related activities prior to the performance of any services by any accountant or auditor.

(6)    The percentage of hours expended on the principal accountant's engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full time, permanent employees was 0%.

     Audit Fees for the fiscal years ended February 29, 2008 and February 28, 2007 represent the aggregate fees billed for professional services rendered by Manning Elliott LLP for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Committee Pre-Approval Policies and Procedures

     All audit and non-audit services performed by the independent certified public accountants are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence. The Audit Committee’s charter provides that the Audit Committee may delegate to any of its members the authority to pre-approve any services performed by the independent certified public accountants, provided that such approval is presented to the Audit Committee at its next scheduled meeting. All of the audit-related, tax and all other services described above were pre-approved by the full Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In December 2005, we issued a total of 2,500,000 shares of restricted common stock to Lisa McIntosh, one of our former officers and directors in consideration of $2,500 and 2,500,000 shares of restricted common stock to Bruce McIntosh, one of our former officers and directors in consideration of $2,500.

     Lisa McIntosh, our former president, loaned us the sum of $15,000 to pay for legal, accounting and other expenses associated with this offering. The amount due Ms. McIntosh has not been repaid. The loan is without interest, unsecured, and due on demand. The agreement with Ms. McIntosh is oral. There is no written documentation evidencing the same.